                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report  (date of earliest event reported):  March 30, 1999


                            Reunion Industries, Inc.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                1-7726            06-1439715
(State or other jurisdiction      (Commission        (IRS Employer
      or incorporation)           File Number)  Identification  Number)


One Stamford Landing, 62 Southfield Avenue, Stamford, Connecticut   06902
(Address of principal executive offices)                          (ZIP code)

Registrant's telephone number including area code: (203) 324-8858
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Item 5.    Other Information
           -----------------

     On March 31, 1999, Registrant announced that it had entered into a merger agreement providing for the merger of Chatwins Group, Inc. with and into Registrant. Registrant's press release announcing the merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.


 Exhibit No.
 -----------
    2.1            Merger Agreement dated as of March     Filed herewith.
                   30, 1999 between Registrant and
                   Chatwins Group, Inc.

    2.2            Merger Agreement dated as of March     Incorporated by reference from
                   30, 1999 by and between Registrant     Exhibit 2.3 to Registrant's
                   and Stanwich Acquisition Corp. and     Post-Effective Amendment No. 1 to
                   certain stockholders named therein.    Registration Statement on Form S-4
                                                          (Registration No. 333-56153).

    99.1           Press Release dated March 31, 1999.    Filed herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       REUNION INDUSTRIES, INC.



Date:  April 6, 1999                   By:    /s/  Richard L. Evans
                                          -------------------------------
                                             Executive Vice President,
                                              Chief Financial Officer
                                                   and Secretary

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